FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 20, 2006
KAISER ALUMINUM CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware (State of incorporation)	1-9447 (Commission File Number)	94-3030279 (I.R.S. Employer Identification Number)

27422 Portola Parkway, Suite 350 Foothill Ranch, California (Address of Principal Executive Offices)		92610-2831 (Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On March 20, 2006, Kaiser Aluminum Corporation (the “Company”), its wholly owned subsidiary, Kaiser Aluminum & Chemical Corporation (“KACC”), and George T. Haymaker, Jr. completed a second extension of Mr. Haymaker’s agreement concerning his service as a director and non-executive Chairman of the Boards of the Company and KACC. The financial terms of the extension are the same as those under his prior contract and are disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. The extension runs from March 31, 2006 through the earlier of June 30, 2006 or the effective date of the Company’s and KACC’s emergence from Chapter 11.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

*10.1	Non-Executive Chairman of the Boards Agreement dated March 20, 2006, among Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and George T. Haymaker, Jr.

*	Included with this filing

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
	By:	/s/ Daniel D. Maddox
Dated: March 23, 2006		Daniel D. Maddox
Vice President and Controller

Exhibit Index

*10.1	Non-Executive Chairman of the Boards Agreement dated March 20, 2006, among Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and George T. Haymaker, Jr.

*	Included with this filing